KINETICS MUTUAL FUNDS, INC.
(the “Company”)

The Internet Fund
The Internet Emerging Growth Fund
The Paradigm Fund
The Medical Fund
The Small Cap Opportunities Fund
The Market Opportunities Fund
The Kinetics Government Money Market Fund

Supplement dated January 11, 2008 to the
Statement of Additional Information dated May 1, 2007

Effective immediately, the paragraph under the heading “Investment Adviser – Portfolio Managers - Compensation” on page 34 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

As of December 31, 2006, Portfolio Managers are compensated with a base salary and bonus. The base salary is a fixed amount. Bonuses are subjective and are not tied to performance of the Funds, but instead are based on amount and quality of work. The Portfolio Managers also have access to a 401(k) retirement plan (to which the Adviser may make pretax contributions).  Additionally, certain Portfolio Managers are also equity owners of the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE